Powering and transforming financial markets Earnings Conference Call Fiscal Fourth Quarter and Full-Year 2024 August 6, 2024 EXHIBIT 99.2

1 Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2025 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2024 (the “2024 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2024 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2 Use of Non-GAAP financial measures, KPIs and foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Free cash flow conversion, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth, which is comprised of Stock Record Growth (also referred to as “SRG” or “equity position growth”) and Interim Record Growth (also referred to as “IRG” or “mutual fund/ETF position growth”), and Internal Trade Growth (“ITG”). Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the 2024 Annual Report for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2023, the Company changed reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Notes on Presentation Amounts presented in this presentation may not sum due to rounding. All FY’23 and FY’24 Recurring revenue dollar amounts shown in this presentation are GAAP, and FY’23, FY’24 and FY’25 Guidance. Recurring revenue growth percentages are shown as constant currency (Non- GAAP). Recurring revenue growth percentages for FY’20 through FY’22 are calculated based on constant foreign currency exchange rates used for internal management reporting as described in the Company’s segment footnote within its Form 10-K for each respective year. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3 Key messages Broadridge is executing on our strategy to democratize and digitize Governance, simplify and innovate in Capital Markets, and modernize Wealth Management Broadridge reported record Closed sales of $342 million, up 39% year-over-year with strong growth across all three franchises Another year of strong and sustainable growth, with 6% Recurring revenue growth constant currency and 10% Adjusted EPS growth. Fourth quarter Recurring revenue rose 5% and Adjusted EPS rose 9% Strong Free cash flow and balanced capital allocation, including value-accretive tuck-in M&A, $450 million of share repurchases, and the 12th double digit dividend increase in 13 years FY’25 guidance calls for 8-12% Adjusted EPS growth powered by 5-7% Recurring revenue growth constant currency, underlying margin expansion and strong sales. Broadridge remains on-track to deliver on its three-year financial objectives 1 2 3 4 5

4 We are driving democratization and digitization in Governance… FY'20 FY'21 FY'22 FY'23 FY'24 $2.6B8%5% Y-O-Y GROWTH FY’24 RECURRING REVENUE Avg. Annual Growth $2.6B HIGHLIGHTS 1 2 3 Position growth continues to be driven by managed accounts and demand for passive funds. FY’24 equity position growth of 6% was in-line with mid-to-high single digit trend and fund position growth was 3% Broadridge continues to ensure investor voices are heard through pass-through voting and high-profile proxy votes Strong sales of Tailored Shareholder Report solutions highlight Broadridge’s ability to drive value to fund clients Print-to-digital strategy driving strong revenue in new sales 4

5 FY'20 FY'21 FY'22 FY'23 FY'24 …simplifying and innovating in Capital Markets… $1.0B15%8% Y-O-Y GROWTH FY’24 RECURRING REVENUE Avg. Annual Growth $1.0B HIGHLIGHTS 1 Surpassed $1B in annual revenue Continued strong demand for front office solutions including extension into new asset classes Global post-trade platform driving simplification for clients across dozens of markets Seamlessly executed transition to T+1 across North American equities and corporate and municipal bonds Driving innovation with AI and distributed ledger technology 2 3 4 5

6 …and modernizing Wealth Management $600M10%7% Y-O-Y GROWTH FY’24 RECURRING REVENUE Avg. Annual Growth $600M FY'20 FY'21 FY'22 FY'23 FY'24 HIGHLIGHTS 1 2 3 Began recognizing UBS revenue in Q1’24 Successfully completed transition of Morgan Stanley E*Trade onto the Morgan Stanley platform Strong sales and pipeline growth highlights traction in new wealth management solutions Proposed acquisition of SIS will accelerate ability to bring new capabilities to the Canadian market 4

7 Broadridge is executing on its growth strategy across Governance, Capital Markets, and Wealth & Investment Management We delivered strong FY’24 results including 6% Recurring revenue growth constant currency, 10% Adjusted EPS growth, and record Closed sales of $342 million FY’25 guidance calls for continued growth including 5-7% Recurring revenue growth constant currency and 8-12% Adjusted EPS growth, keeping Broadridge on-track to deliver on its three-year objectives The Broadridge growth opportunity is being powered by long term trends including the democratization of investing, digitization of communications, acceleration of trading, regulatory change, and the growing importance of data and AI Strong execution and a $60 billion addressable market provides a clear path for sustainable long- term growth 1 2 3 4 5 Broadridge remains well-positioned for long-term growth

8 $ in millions, except per share data Q4’24 Inc./(Dec.) FY’24 Inc./(Dec.) Recurring revenues $1,326 5% $4,223 6% Total revenues 1,944 6% 6,507 7% Operating income 441 (3)% 1,017 9% Adjusted Operating income (Non-GAAP) 559 5% 1,303 9% Adjusted Operating income margin (Non-GAAP) 28.8% (10)bps 20.0% 20bps Diluted earnings per share $2.72 0% $5.86 11% Adjusted Earnings per share (Non-GAAP) $3.50 9% $7.73 10% Closed sales $157 74% $342 39% Summary financial results Constant currency growth (Non-GAAP) 5% 6% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 27 – 35

9 Fourth quarter and fiscal year 2024 Recurring revenues Q4 RECURRING REVENUES FISCAL YEAR RECURRING REVENUE GROWTH Q4'23 Q4'24 $1,326 +5% $ in millions; growth in constant currency Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 27 – 35 4% 8% 9% 9% 6% FY'20 FY'21 FY'22 FY'23 FY'24 16% 10% 9% 6% 10% Acquisitions Organic growth

10 ICS fourth quarter and fiscal year 2024 segment Recurring revenues $171 $141 $122 $477 Q4'23 Q4'24 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 5% 3% 7% 7% ICS Q4 RECURRING REVENUES ICS FISCAL YEAR RECURRING REVENUES $910 $ in millions; growth in constant currency +6% +5% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 27 – 35 $683 $260 $435 $1,196 FY'23 FY'24 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 7% 2% 7% 5% $2,574

11 $600 $1,049 FY'23 FY'24 GTO fourth quarter and fiscal year 2024 segment Recurring revenues GTO Q4 RECURRING REVENUES GTO FISCAL YEAR RECURRING REVENUES Capital Markets Wealth & Investment Management $1,649 $ in millions; growth in constant currency +4% +8% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 27 – 35 8% 7%$143 $272 Q4'23 Q4'24 Capital Markets Wealth & Investment Management $416 6% 0%

12 6% 8% 6% 5% 7% 8% 3% 5% (1%) 6% Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Key volume drivers: position and trade growth 3% 15% 12% 11% 15% INTERNAL TRADE GROWTH EQUITY & MUTUAL FUND/ETF POSITION GROWTH 1. Q4’24 equity position growth represented 55% of total fiscal year 2024 positions. Q1’24: 6% | Q2’24: 9% | Q3’24: 30% 2. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align. 3. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. ITG 3 FY’23 FY’24 6% 3% 9% 8% 13%4% 10% 10Y Avg. 7% 7% 2 1,2

13 $1,259 Q4'23 Recurring revenues Closed Sales Client Losses Internal Growth Acquisitions Q4'24 Rec. Rev. Constant Currency FX Q4'24 Recurring revenues RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 5% Fourth quarter 2024 Recurring revenue growth drivers ICS $858M 4 pts (2) pts 4 pts 0 pts 6% 0 pts $910M GTO $401M 8 pts (6) pts 1 pt 0 pts 4% (0) pts $416M 5 pts (3) pts 3 pts 0pts 5% (0) pts 5% Organic Growth: 6 pts $ in millions. Pts contribution to growth Organic Growth: 4 pts Organic Growth: 5 pts $1,326

14 FOURTH QUARTER 2024 TOTAL REVENUE GROWTH DRIVERS $59 $87 $55 $76 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 $61M FY’18-FY’24 QUARTERLY AVERAGE Fourth quarter 2024 Total revenue growth drivers $1,839 Q4'23 Total Revenues Recurring Event-Driven Distribution FX Q4'24 Total Revenues QUARTERLY EVENT-DRIVEN REVENUES 4 pts 1 pt 1 pt 6% (0) pts $67 $ in millions. Pts contribution to growth $1,944

15 Operating income margin and Adjusted Operating income margin 17.5% 18.1% 18.7% FY'20 FY'21 FY'22 FY'23 FY'24 13.6% 13.3% 15.4%22.7%24.7% Q4'23 Q4'24 +60 bps +60 bps OPERATING INCOME MARGIN ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) 28.8% +110 bps 20.0% 28.9% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 27 – 35 15.6% +20 bps Q4 OPERATING INCOME FISCAL YEAR OPERATING INCOME +40 bps 19.8% 13.8%

16 FY'20 FY'21 FY'22 FY'23 FY'24 Closed sales $ in millions $280 FY'23 FY'24 $400 $450 $246 $231 CLOSED SALES RECURRING REVENUE BACKLOG 10% 11%% OF RECURRING REVENUE $342 $224 1. Recurring Revenue Backlog represents an estimate of first year revenues from Closed sales that have not yet been recognized and are expected to be recognized 1

17 Free cash flow conversion FREE CASH FLOW CONVERSION 1,2 1. Free cash flow conversion equals annual Free cash flow divided by Adjusted Net earnings 2. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 27 – 35 85% 84% 48% 90% 102% FY'20 FY'21 FY'22 FY'23 FY'24

18 $368 $413 FY'21 FY'22 FY'23 FY'24 FY'25 (E) M&A Client Platform Investments CapEx and Software SELECT USES OF CASH FISCAL YEAR 2024 TOTAL CAPITAL RETURNS Capital allocation $ in millions, except per share data $2.30 $2.56 $2.90 $3.20 $3.52 6% 11% 13% 10% 10% DIVIDENDS PER SHARE 2 1. Includes Software purchases and capitalized internal use software 2. Net investments on new client conversions, including development of platform capabilities 3. Includes acquisitions and minority investments 1 $41 $113 $353 6 4. Total capital returns include dividends and share repurchases net of option proceeds. FY’24 includes $368M of dividends and $450M of YTD open market share repurchases, net of options proceeds. FY’25 annual dividend amount subject to Board declaration. GROWTH $253$248 $312 4 $781YTD Net Share Repurchases YTD Dividends Paid

19 Fiscal year 2025 guidance FY’25 GUIDANCE Recurring revenue growth constant currency (Non-GAAP) 5-7% Adjusted Operating income margin (Non-GAAP) ~20% Adjusted earnings per share growth (Non-GAAP) 8-12% Closed sales $290 - $330M

Appendix

21 2022 2023 2024 YoY % Dollars in millions FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Growth Investor Communication Solutions ("ICS") Regulatory Solutions $1,075 $171 $181 $ 346 $ 444 $1,141 $179 $195 $345 $ 477 $1,196 5% Data-Driven Fund Solutions 364 93 96 102 113 404 102 105 106 122 435 8% Corporate Issuer Solutions 216 24 27 58 134 243 29 31 60 141 260 7% Customer Communications Solutions 615 156 163 188 166 673 159 163 191 171 683 1% Total ICS recurring revenues 2,270 443 467 693 858 2,461 469 493 701 910 2,574 5% Equity and other 115 30 25 29 33 117 41 22 46 42 151 30% Mutual Funds 154 33 12 23 26 94 46 33 21 34 134 42% Total Event-driven revenues 269 63 38 52 59 211 87 55 67 76 285 35% Distribution 1,717 415 415 512 522 1,863 473 451 533 542 1,999 7% Total ICS Revenues $4,257 $921 $919 $ 1,257 $ 1,438 $4,536 $1,029 $1,000 $1,301 $ 1,528 $4,858 7% Global Technology and Operations (“GTO”) Capital Markets Solutions $903 $227 $235 $ 246 $ 257 $965 $249 $262 $266 $ 272 $1,049 9% Wealth and investment Management 550 136 138 143 143 560 154 143 159 143 600 7% Total GTO recurring revenues 1,452 363 373 388 401 1,525 402 405 425 416 1,649 8% Total Revenues $5,709 $1,283 $1,293 $ 1,646 $ 1,839 $6,061 $1,431 $1,405 $1,726 $ 1,944 $6,507 7% Revenues by type Recurring revenues $3,723 $806 $840 $ 1,082 $ 1,259 $3,987 $871 $899 $1,126 $ 1,326 $4,223 6% Event-driven revenues 269 63 38 52 59 211 87 55 67 76 285 35% Distribution revenues 1,717 415 415 512 522 1,863 473 451 533 542 1,999 7% Total Revenues $5,709 $1,283 $1,293 $ 1,646 $ 1,839 $6,061 $1,431 $1,405 $1,726 $ 1,944 $6,507 7% Supplemental reporting detail ‒ product line reporting (Unaudited)

22 $3,987 FY'23 Recurring revenues Closed Sales Client Losses Internal Growth Acquisitions FY'24 Rec. Rev. Constant Currency FX FY'24 Recurring revenues RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 6% Fiscal year 2024 Recurring revenue growth drivers ICS $2,461M 5 pts (2) pts 2 pts 0 pts 5% 0 pts $2,574M GTO $1,525M 9 pts (5) pts 3 pts 0 pts 8% 0 pts $1,649M 7 pts (3) pts 2 pts 0 pts 6%0 pts6% Organic Growth: 4 pts $4,223 $ in millions. Pts contribution to growth Organic Growth: 8 pts Organic Growth: 6 pts

23 FISCAL YEAR 2024 TOTAL REVENUE GROWTH DRIVERS Fiscal year 2024 Total revenue growth drivers $6,061 $6,507 FY'23 Total Revenues Recurring Event-Driven Distribution FX FY'24 Total Revenues 4 pts 1 pt 2 pts 7%0 pts $ in millions. Pts contribution to growth

24 FISCAL YEAR 2024 EVENT-DRIVEN REVENUES Fiscal year 2024 Event-driven revenue growth drivers $ in millions $284 $244 $175 $235 $269 $211 $285 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 FY'24 $243M FY’18-FY’24 AVERAGE

25 FY’24 – FY’26 long-term growth objectives FY’24 – FY’26 (CAGR) Organic Recurring revenue growth 5-8% Recurring revenue growth constant currency (Non-GAAP) 7-9% Adjusted Operating Income Margin expansion (bps/year) (Non-GAAP) 50+ Adjusted Earnings per Share Growth (Non-GAAP) 8-12% Note: AOI margin expansion excludes impact of float and distribution revenue

Explanation of non-GAAP measures and reconciliation of GAAP to non- GAAP measures

27 Non-GAAP Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, which represent non-cash amortization expenses associated with the Company's acquisition activities. (ii) Acquisition and Integration Costs, which represent certain transaction and integration costs associated with the Company’s acquisition activities. (iii) Restructuring and Other Related Costs, which represent costs associated with the Company’s Corporate Restructuring Initiative to exit and/or realign some of our businesses, streamline the Company’s management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas. (iv) Litigation Settlement Charges, which represent the reserve established during the third and fourth quarter of fiscal year 2024 related to the settlement of claims. (v) Russia-Related Exit Costs, which are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. (vi) Real Estate Realignment and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses. (vii) Investment Gains, which represent non-operating, non-cash gains on privately held investments. (viii) Software Charge, which represents a charge related to an internal use software product that is no longer expected to be used. (ix) Gain on Acquisition-Related Financial Instrument, which represents a non-operating gain on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non-operating financing costs associated with the Itiviti acquisition. (x) IBM Private Cloud Charges, which represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement; and (xi) Gain on Sale of a Joint Venture Investment, which represents a non-operating, cash gain on the sale of one of the Company’s joint venture investments.

28 We exclude Acquisition and Integration Costs, Restructuring and Other Related Costs, Litigation Settlement Charges, Russia-Related Exit Costs, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, the Software Charge, Gain on Acquisition-Related Financial Instrument, IBM Private Cloud Charges, and Gain on Sale of a Joint Venture Investment from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free cash flow and Free cash flow conversion In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as New cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period. Recurring revenue growth constant currency As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods. Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Non-GAAP Measures

29 Three Months Ended June 30, 2024 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 7% 7% 5% 3% 6% Impact of foreign currency exchange 0% 0% 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 7% 7% 5% 3% 6% Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 6% 0% 4% Impact of foreign currency exchange 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 6% 0% 4% Consolidated Total Recurring revenue growth (GAAP) 5% Impact of foreign currency exchange 0% Recurring revenue growth constant currency (Non-GAAP) 5% Reconciliation of GAAP to Non-GAAP measures (Unaudited)

30 Fiscal Year Ended June 30, 2024 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 5% 8% 7% 1% 5% Impact of foreign currency exchange 0% 0% 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 5% 7% 7% 2% 5% Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 9% 7% 8% Impact of foreign currency exchange (1%) 0% 0% Recurring revenue growth constant currency (Non-GAAP) 8% 7% 8% Consolidated Total Recurring revenue growth (GAAP) 6% Impact of foreign currency exchange 0% Recurring revenue growth constant currency (Non-GAAP) 6% Reconciliation of GAAP to Non-GAAP measures (Unaudited)

31 3 Months Ended June 30, Fiscal Year Ended June 30, Dollars in millions 2024 2023 2024 2023 2022 2021 2020 Operating income (GAAP) $441.4 $454.2 $1,017.1 $936.4 $759.9 $678.7 $624.9 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 48.9 51.6 200.3 214.4 250.2 153.7 122.9 Acquisition and Integration Costs 2.9 4.8 3.9 15.8 24.5 18.1 12.5 Restructuring and Other Related Costs (a) 56.0 20.4 63.0 20.4 — — — Litigation Settlement Charges 10.3 — 18.4 — — — — Russia-Related Exit Costs (b) — 0.1 — 12.1 1.4 — — Real Estate Realignment and Covid-19 Related Expenses (c) — — — — 30.5 45.3 2.4 Software Charge — — — — — 6.0 — IBM Private Cloud Charges — — — — — — 32.0 Adjusted Operating income (Non-GAAP) $559.5 $531.2 $1,302.8 $1,199.1 $1,066.4 $901.8 $794.8 Operating income margin (GAAP) 22.7% 24.7% 15.6% 15.4% 13.3% 13.6% 13.8% Adjusted Operating income margin (Non-GAAP) 28.8% 28.9% 20.0% 19.8% 18.7% 18.1% 17.5% 3 Months Ended June 30, Fiscal Year Ended June 30, Dollars in millions 2024 2023 2024 2023 2022 2021 2020 Net earnings (GAAP) $323.2 $324.1 $698.1 $630.6 $539.1 $547.5 $462.5 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 48.9 51.6 200.3 214.4 250.2 153.7 122.9 Acquisition and Integration Costs 2.9 4.8 3.9 15.8 24.5 18.1 12.5 Restructuring and Other Related Costs (a) 56.0 20.4 63.0 20.4 — — — Litigation Settlement Charges 10.3 — 18.4 — — — — Russia-Related Exit Costs (b) — 0.1 — 10.9 1.4 — — Real Estate Realignment and Covid-19 Related Expenses (c) — — — — 30.5 45.3 2.4 Investment Gains — — — — (14.2) (8.7) — Software Charge — — — — — 6.0 — Gain on Acquisition-Related Financial Instrument — — — — — (62.1) — IBM Private Cloud Charges — — — — — — 32.0 Gain on Sale of a Joint Venture Investment — — — — — — (6.5) Subtotal of adjustments 118.1 77.0 285.6 261.6 292.3 152.2 163.4 Tax impact of adjustments (e) (26.1) (19.1) (62.6) (57.5) (65.7) (33.2) (37.4) Adjusted Net earnings (Non-GAAP) $415.2 $381.9 $921.2 $834.6 $765.7 $666.5 $588.5 Refer to Notes (a) - (e) on the next slide. Reconciliation of GAAP to Non-GAAP measures (Unaudited)

32 3 Months Ended June 30, Fiscal Year Ended June 30, Dollars in millions, except per share amounts 2024 2023 2024 2023 2022 2021 2020 Diluted earnings per share (GAAP) $2.72 $2.72 $5.86 $5.30 $4.55 $4.65 $3.95 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.41 0.43 1.68 1.80 2.11 1.30 1.05 Acquisition and Integration Costs 0.02 0.04 0.03 0.13 0.21 0.15 0.11 Restructuring and Other Related Costs (a) 0.47 0.17 0.53 0.17 — — — Litigation Settlement Charges 0.09 — 0.15 — — — — Russia-Related Exit Costs — — — 0.09 0.01 — — Real Estate Realignment and Covid-19 Related Expenses (d) — — — — 0.26 0.38 0.02 Investment Gains — — — — (0.12) (0.07) — Software Charge — — — — — 0.05 — Gain on Acquisition-Related Financial Instrument — — — — — (0.53) — IBM Private Cloud Charges — — — — — — 0.27 Gain on Sale of a Joint Venture Investment — — — — — — (0.06) Subtotal of adjustments 0.99 0.65 2.40 2.20 2.47 1.29 1.40 Tax impact of adjustments (e) (0.22) (0.16) (0.53) (0.48) (0.55) (0.28) (0.32) Adjusted earnings per share (Non-GAAP) $3.50 $3.21 $7.73 $7.01 $6.46 $5.66 $5.03 (a) Restructuring and Other Related Costs for the three months and fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. The fiscal year ended June 30, 2024 also includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the three months and fiscal year ended June 30, 2023 includes $20.4 million of severance costs. (b) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022. (c) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the fiscal years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7, and $2.4 million for the fiscal years ended June 30 2022, 2021, and 2020, respectively. (d) Real Estate Realignment Expenses impacted Adjusted Earnings per share $0.19 and $0.25 for the fiscal years ended June 30, 2022 and June 30, 2021, respectively. Covid-19 Related Expenses impacted Adjusted earnings per share $0.06 and $0.13 for the fiscal years ended June 30, 2022, and June 30, 2021, respectively. The tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs for the fiscal year ended June 30, 2021, which are not tax-deductible. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. (e) Calculated using the GAAP effective tax rate, adjusted to exclude $3.4 million and $2.9 million of excess tax benefits associated with stock-based compensation for the three months ended June 30, 2024 and 2023, respectively, and $12.9 million, $10.4 million, $18.1 million, $16.9 million and $15.6 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2024, 2023, 2022, 2021, and 2020, respectively. The tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs for the fiscal year ended June 30, 2021, which are not tax-deductible. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Fiscal Year Ended June 30, Dollars in millions 2024 2023 Net cash flows from operating activities (GAAP) $1,056.2 $823.3 Capital expenditures and Software purchases and capitalized internal use software (113.0) (75.2) Free cash flow (Non-GAAP) $943.2 $748.2 Reconciliation of GAAP to Non-GAAP measures (Unaudited)

33 Fiscal Year Ended June 30, Dollars in millions 2024 2023 2022 2021 2020 Net cash flows from operating activities (GAAP) $1,056.2 $823.3 $443.5 $640.1 $598.2 Capital expenditures and Software purchases and capitalized internal use software (113.0) (75.2) (73.1) (100.7) (98.7) Proceeds from asset sales — — — 18.0 — Free cash flow (Non-GAAP) $943.2 $748.2 $370.4 $557.3 $499.5 Adjusted Net earnings (Non-GAAP) (a) $921.2 $834.6 $765.7 $666.5 $588.5 Free cash flow conversion (Non-GAAP) (b) 102% 90% 48% 84% 85% (a) Refer to slide 31 for a reconciliation of the Non-GAAP measure to GAAP measure. (b) Free cash flow conversion is calculated as free cash flow divided by Adjusted Net earnings for the given period. Reconciliation of GAAP to Non-GAAP measures (Unaudited)

34 Reconciliation of GAAP to Non-GAAP measures: Fiscal year 2025 guidance Fiscal Year 2025 FY25 Recurring revenue growth Impact of foreign currency exchange (a) 0% - 0.5% Recurring revenue growth constant currency (Non-GAAP) 5-7% FY25 Adjusted Operating income margin (b) Operating income margin % (GAAP) ~17% Adjusted Operating income margin % (Non-GAAP) ~20% FY25 Adjusted earnings per share growth rate (c) Diluted Earnings per share (GAAP) 20 - 25% Adjusted Earnings per share (Non-GAAP) 8 - 12% (Unaudited) (a) Based on forward rates as of June 2024 (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the projected $193 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the projected $1.30 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, and is calculated using diluted shares outstanding.

35 Reconciliation of GAAP to Non-GAAP measures (Unaudited) Fiscal Year Ended June 30, Dollars in millions 2024 Net Earnings $698.1 Provision for income taxes 179.3 Interest expense, net 138.1 Other non-operating expenses 1.7 Operating income $1,017.1 Adjustments Depreciation and amortization 119.8 Amortization of acquired intangibles and purchased intellectual property 200.3 Amortization of other assets 157.8 Acquisition and integration costs 3.9 Restructuring and other related costs 63.0 Litigation settlement charges 18.4 Adjusted EBITDA (Non-GAAP) $1,580.4 Operating lease costs 39.9 Adjusted EBITDAR (Non-GAAP) $1,620.3 Long-term debt $3,355.1 Adjustments Present Value of Operating Lease Liabilities 221.9 SERP / SORP Liability 61.6 Adjusted Debt $3,638.5 Long-term Debt to Adjusted EBITDA 2.1x Adjusted Debt to Adjusted EBITDAR 2.2x

Broadridge Fiscal 2024 Earnings Conference Call Contacts W. Edings Thibault Sean Silva broadridgeir@broadridge.com Live Call Information Date: August 6, 2024 Start Time: 8:00 A.M. ET Toll-Free: 1-877-328-2502 International: 1-412-317-5419 Webcast: broadridge-ir.com Replay Options Online replay available at broadridge-ir.com Telephone replay available through August 13, 2024 Domestic Dial-In: 1-877-344-7529 Access Code: 2725998 International Toll Dial-In: 1-412-317-0088 Passcode: 2725998 Click here for dial-ins by country